                                 EXHIBIT (g)(2)

     Form of Revised Schedule A to the Administration Agreement between the
            Registrant and BISYS Fund Services LP is filed herewith.

                                                     As Revised November 7, 2002

                           FORM OF REVISED SCHEDULE A
                         TO THE ADMINISTRATION AGREEMENT
                            DATED AS OF JUNE 1, 2000
                                     BETWEEN
                                   BB&T FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP


Portfolios:       As of the date set forth above, the Portfolios of the Company are as follows:

                           BB&T U.S. Treasury Money Market Fund
                           BB&T Short Intermediate U. S. Government Income Fund BB&T Intermediate U. S. Government Bond Fund
                           BB&T Large Company Value Fund
                           BB&T North Carolina Intermediate Tax-Free Fund
                           BB & T Balanced Fund
                           BB&T Small Company Growth Fund
                           BB&T International Equity Fund
                           BB&T Capital Manager Conservative Growth Fund
                           BB&T Capital Manager Moderate Growth Fund
                           BB&T Capital Manager Growth Fund
                           BB&T Prime Money Market Fund
                           BB&T Large Company Growth Fund
                           BB&T South Carolina Intermediate Tax-Free Fund
                           BB&T Virginia Intermediate Tax-Free Fund
                           BB&T Equity Index Fund
                           BB&T Intermediate Corporate Bond Fund
                           BB&T Tax-Free Money Market Fund
                           BB&T West Virginia Intermediate Tax-Free Fund
                           BB&T Capital Appreciation Fund
                           BB&T Mid Cap Value Fund
                           BB&T Capital Manager Aggressive Growth Fund
                           BB&T Small Company Value Fund
                           BB&T Georgia Intermediate Tax-Free Fund
                           BB&T Kentucky Intermediate Tax-Free Fund
                           BB&T Maryland Intermediate Tax-Free Fund


         The foregoing list updates the list of Portfolios set forth on Schedule A to the Agreement. All other provisions of the Agreement and Schedule A thereto remain in full force and effect.

                                        BB&T FUNDS

                                        By:
                                            -----------------------------------

                                        Title:
                                               --------------------------------

                                        BISYS FUND SERVICES
                                        LIMITED PARTNERSHIP

                                        By:
                                            -----------------------------------

                                        Title:
                                               --------------------------------